May 2007

Safe Harbor

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This presentation includes “forward looking statements. ” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward -looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in the preliminary offering memorandum. All subsequent written and oral forward -looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.

The forward -looking statements in this presentation are made only as of the date of this presentation. We undertake no obligation to update or revise the forward -looking statements, whether as a result of new information, future events or otherwise.

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Market Opportunity and Business
Overview

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TerreStar/Motient Overview

●	TerreStar plans to develop, build and operate an all IP-based integrated satellite and ancillary terrestrial component (“ATC”) mobile communications network

	-	TerreStar has rights to use 20 MHz of ATC eligible MSS S-band spectrum

	-	The network will provide seamless, ubiquitous mobile communication services throughout the U.S. and Canada

●	TerreStar plans to address growing government, enterprise and consumer demand for wireless mobile voice and data services

	-	Focus on government’s need for reliable emergency communications system

	-	Market the services on a wholesale basis as a “carrier’s carrier”

●	Motient Corporation (Ticker: “MNCP”) ownership of TerreStar is approximately 86%

	-	Motient also beneficially owns 44.4 million shares of SkyTerra

	-	In February 2007, TerreStar issued $500 Senior Secured PIK Notes to fund satellite, network construction and operations

	-	New management teams and Boards at Motient and TerreStar in place

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TerreStar’s Strategy

●	Secure The License

	-	“Smart” Build

	-	FCC Milestones

●	De-Risk the Business

	-	Management

	-	Technology

	-	Vendors

	-	Prudent Capital Plan

●	Pre-Subscribe the Service

●	Broaden Exit/Partner Opportunities

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Key Highlights

20 MHz of Spectrum	ATC eligible S-band spectrum in the 2 GHz range in U.S. and Canada Adjacent to PCS spectrum used by national wireless carriers Significant underlying value based on recent FCC AWS Auction 66
Advanced Network & Technology	All IP-enabled next generation network Seamlessly integrated satellite and terrestrial system Prioritization of service capability in case of disaster or emergencies Universal chipsetTM architecture
Strong Strategic Relationships
  Cooperative Research and Development Agreement with U.S. federal government in place
  Vendor relationships for construction and launch of satellite, buildout of ground segment, and development of universal chipsetTM architecture

Large Market Opportunity
  High demand for wireless services – $163B¹ revenue opportunity by 2010
  Governments’ heightened focus on public safety and Homeland Security
  Enterprises expanding wireless applications to improve operations

Scalable Business Model	Wholesale / “carrier’s carrier” operating strategy Buildout in several key markets based on customer demand

1 Based on IDC Research, March 2006

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Emergency Preparedness will Drive
Government Demand

  Spurred by 9/11 and Hurricane Katrina, government at all levels is investing significantly in improving communications systems

  Need for uninterrupted, interoperable network connectivity during emergencies

  “…cellular and wireless technology as a whole is increasingly more applicable and critical to our operations.” Louisiana Homeland Security & Emergency Preparedness

Source: In-Stat Telecom Trends and Expenditures: U.S. Government Nov 2006

Source: Frost and Sullivan, 2005

TerreStar will seek a government anchor tenant for
its network

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Agreement in Place with Federal Government

●	Cooperative Research and Development Agreement (“CRADA”) signed between U.S. Defense Information Systems Agency (“DISA”) and TerreStar in October 2006 to develop a North American emergency response communications network

●	Positions TerreStar as a collaborator with the government to develop required services and become the only qualified provider to a variety of public safety and defense users

	-	2-year agreement

	-	Third-party participation by mutual agreement only

	-	Information exchanged is classified, proprietary and FOIA exempt

	-	Authorized security clearances for 15 personnel

●	CRADA intended to provide government requirements upon which procurement will be based

	-	Ensure continuity of government communications in event of a disaster

	-	Provide backup platform for command and control of federal, state and local officials

“Both collaborators expect … to eventually develop
products that will mutually benefit the Government
and the collaborator”

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Illustrative “Take-or-Pay” Model for Government Service

Government contract would de-risk business model and enable
the offering of wholesale services on a competitive basis

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Significant Commercial Market Opportunity

Telematics and Logistics
  Provide a wide range of functions to numerous industries, including Auto, Retail, Manufacturing and Machine-to-Machine communications
  Enhance efficiency of operations, logistics and distribution networks
  Developing consumer telematics and security solutions with ADT

Serving the Underserved	Provide wireless access to RLECs to deliver new wireless services to the 40 million US households deemed underserved Potential for bundled mobile and fixed wireless alternatives
Wireless Service Providers	Extending service capability of incumbent service providers Address coverage and network constraints New network alternative for MVNOs
Internet/ Media Companies	Provide platform to deliver mobile video and data services Increasing usage of data-intensive applications (video games, mobile) Additional source of advertising revenue
Corporate Networks	Provide backup support for corporate networks Secured high-speed wireless communications such as VPN Increasing wireless usage due to mobile workforces

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All-IP Enabled Seamlessly -Integrated Satellite
and Terrestrial Network

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Significant Progress in Network Development

●	TerreStar-1 to be launched on Arianespace vehicle

	-	Most powerful two-way commercial communications geostationary satellite

	-	Beam coverage: continental United States, Canada, Puerto Rico, Hawaii and Alaska

	-	Capable of generating approximately 500 simultaneous spot beams

●	TerreStar-2 (spare) construction underway

●	2 satellite gateways being developed by Loral / Hughes

●	ATC portfolio – global IP license

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Attractive Mobile Unit Form Factor

TerreStar’s technology will allow clients to enjoy comparable handset form factors to those used in the wireless industry

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Attractive Spectrum Position

  Two contiguous and cleared 10 MHz blocks in 2 GHz MSS S-band

  All ATC-eligible

  Ubiquitous coverage in U.S. and Canada

  Adjacent to PCS and AWS operators

  Significant underlying value

Mobile Wireless Spectrum Frequencies (MHz)

  TerreStar’s spectrum is equivalent in nature to AWS and PCS spectrum

  The satellite network and universal chipsetTM are incremental components to the MSS/ATC architecture

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U.S. and Canadian Regulatory Timeline

Event	Requirements	Timeline	Comments

Two 10 MHz Blocks of Spectrum Reservation Awarded	Completed	12/05	Subject to launch and operational capability of satellite

Two 10 MHz Blocks of Spectrum Reservation Perfected	Launch TerreStar-1	09/08*	Satellite must be launched into assigned orbital location

	Entire System Operational	11/08	Demonstrates system functionality

Application for ATC authorization	Order TerreStar-2	Completed 08/06	Gating item for ATC authorization

	ATC Application Submitted	1st Half 2007	Provides ability to operate integrated satellite and terrestrial network

	ATC Approval Granted	2nd Half 2008	Gating criteria include:
• Full U.S. coverage, including Alaska, and Hawaii
• Spare satellite
• Integrated ground/satellite system

*Subject to FCC approval. Current FCC milestone is 11/07.

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Financing Overview

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Corporate Structure

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Balance Sheet Summary

($ millions)
March 31, 2007

Cash and Cash Equivalents	$343
Escrow for TerreStar-1 construction	13
Total Cash	$356

Senior Secured PIK notes due 2014	500
Accrued Interest	9
Total Debt	$509

Preferred Equity	409
Common Equity	355
Total Stockholders' Equity	$764

Total Capitalization	$1,273

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Funding Requirements

$ millions	April - December 2007
Satellite construction TerreStar 2 (Loral)	$85
GBBF earth stations (Loral/Hughes)	15
Satellite ground network, handset and terrestrial	60-80
Operating and R&D expenses	100

Total	$260-280

Additional Near-Term Capital Resources	Liquidity from SKYT shares Vendor financing capacity Potential equity/debt offerings
2008 and Beyond

  Remaining TerreStar 1 launch and insurance costs of $80-90M;
  handset/chipset development and TerreStar 2 construction

  $40-60M per market for buildout of ATC network; initial strategy is to launch in several key markets

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Substantial Underlying Spectrum Value

     Implied spectrum value of over $4 billion²
based on AWS-Auction 66 REAG market values

Source: Wall Street Research
1 Based on FCC determined value of $4.8 billion. Assumes 290 million US POPs
2 Based on $0.65/MHz POP of average D, E, and F Auction 66 REAG values, 330 million POPs, and 20 MHz of spectrum

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Key Highlights

  20 MHz of ATC eligible S-band spectrum in U.S. and Canada

  Large government and commercial markets opportunity

  Advanced next generation network and technology

  Strong strategic relationships

  Scalable business model

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